UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), are attached hereto.

LETTER TO SHAREHOLDERS

For the period ended March 31, 2021 since inception on December 15, 2020, Causeway Concentrated Equity Fund’s (the “Fund’s”) Institutional Class returned 8.01% and Investor Class returned 7.90% compared to the MSCI ACWI Index (Gross) (“Index”) return of 6.81%. As of March 31, 2021, the Fund had net assets of $5.5 million.

Performance Review

With the news of effective vaccines in November 2020 portending a light at the end of the tunnel of the Covid-19 pandemic, equity markets experienced a sharp reversal in momentum. Cyclically exposed stocks, particularly those hardest hit by the coronavirus lockdowns (such as companies exposed to air travel), rebounded strongly during the period. The vaccine announcements in the fourth quarter of 2020 and the subsequent vaccine rollouts in the first quarter of 2021 amplified investor sentiment for a normalization in global air traffic and further economic reopening. The March reading of the IHS Markit US Composite Purchasing Managers’ Index (“PMI”) signaled the fastest upturn in private sector business activity in over six years, with a notable rebound in the service sector. US President Joe Biden signed a $1.9 trillion stimulus package during March; we estimate the full impact of the Covid-19 relief stimulus packages to flow through to the real economy in the second half of 2021 and into 2022. We believe US 10-Year bond yields may reach 2% by the end of 2021, if not earlier, as market participants price in higher future short-term growth and inflation expectations. However, central banks will likely accelerate bond buying if real long-term interest rates stay above zero, as such a rate rise could hinder economic recovery. The effects of monetary and fiscal stimulus, combined with an end to the most devastating aspects of the pandemic restrictions as vaccination campaigns progress, have brought a longer-term concern into focus: inflation. Wage pressures in most developed markets appear mild, but manufacturing input costs are rising sharply. The rapid reopening of economies and consumers’ pent up demand could lead to a surge in spending, thereby adding to inflation pressures. However, we believe the long-term deflationary forces of demographics and technological advancement (such as digitization and automation) remain in place. The UK’s successful vaccine rollout continued apace, with over 46% of adults receiving at least one dose, a slightly higher percentage than in the US for the same period. Correspondingly, optimism for an end to the pandemic became evident in certain economic data. The UK Services PMI jumped to 56.8 in March, up from 49.5 in February. Service providers were encouraged by signs of consumers’ pent up demand and business optimism in the UK reached its highest level since early 2004. In the Eurozone, manufacturing output rose in March, driven by a strong rebound in global goods demand. Output and new orders increased at record rates. Nonetheless, a clear link between the pace of vaccine rollouts and a resumption in services activity persisted. The European Union’s rollout of vaccinations remains challenging; only 11% of the population have thus far received a dose. This perpetuated the dichotomy between manufacturing and services sector activity, with the March Eurozone services PMI reading of 48.8 indicating contraction. China’s economy has rapidly recovered from the pandemic lockdowns last year. Authorities announced a moderate tightening of monetary policy measures during the first quarter of 2021, mainly to address the risk of overheating in select areas of the economy. The lagged effect of fiscal stimulus packages in other regions, though, may amplify China’s already robust rebound from Covid-19. The US’s recent bumper stimulus package could meaningfully increase China’s exports to the US over the next two years. High demand for Chinese goods, coupled with the resilient domestic economy, should, in our view, give authorities leeway to address areas of concern via monetary policy

2	Causeway Concentrated Equity Fund

without impacting economic growth. The best performing markets in the Index included Chile, Saudi Arabia, Taiwan, Norway, and South Africa. The biggest laggards included Colombia, Turkey, the Philippines, Brazil, and Peru. The best performing sectors in the Index were energy, financials, and materials, while consumer staples, utilities, and health care were the worst performing Index sectors.

Fund holdings in the software & services, technology hardware & equipment, and media & entertainment industry groups, as well as an overweight position in the insurance industry group and an underweight position in the retailing industry group, contributed the most to the Fund’s performance relative to the Index. Holdings in the commercial & professional services and banks industry groups, along with overweight positions in the pharmaceuticals & biotechnology and utilities industry groups and an underweight position in the energy industry group, detracted from relative performance. The largest contributor to absolute return was travel & tourism technology company, Sabre Corp. (United States). Additional top contributors included technology conglomerate, Alphabet Inc. (United States), specialty chemicals manufacturer, Ashland Global Holdings, Inc. (United States), financial services provider, ING Groep NV (Netherlands), and enterprise management software provider, Oracle Corp. (United States). The largest detractor from performance was defense & information technology services provider, Leidos Holdings, Inc. (United States). Other notable detractors included paper & packaging producer, WestRock Co. (United States), pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland), electric utility provider, RWE AG (Germany), and pharmaceutical producer, Novartis AG (Switzerland).

Investment Outlook

With vaccination rates accelerating, investors turned their attention to undervalued stocks that were sharply sold off when the pandemic accelerated a year ago. Value stocks outpaced their growth peers during the first quarter of 2021, largely led by cyclical sectors such as industrials, materials, consumer discretionary, financials, and the more economically sensitive portion of technology. As high-quality cyclical stocks re-rate upward, we are using this opportunity to lower portfolio risk, measured as prospective volatility versus the benchmark. Consistent with prior market recoveries, stocks in economically defensive industries have lagged the overall markets. Several of these low beta stocks have risen to the top half of our risk-adjusted return ranking, making them potentially attractive portfolio candidates. A common theme for many of our portfolio companies, whether cyclical or defensive, is operational restructuring. We believe companies with experienced management teams can prove to the market that they have used the crisis to reduce expenses and boost efficiency. In our view, this effort should enhance operating leverage and facilitate higher levels of profitability from these well-positioned companies. As free cash flow rises, we believe companies will return capital to shareholders in the form of dividends and share buybacks, providing a critical boost to total return.

The Fund leverages Causeway’s experience in rigorous, bottom-up fundamental stock selection and quantitative risk management abilities. Typically consisting of 25 to 35 stocks, we believe the Fund has the potential to generate alpha (returns in excess of a benchmark). We designed the Fund with a concentrated approach, employing Causeway’s proprietary quantitative risk controls. We believe this will allow us to maximize long-term returns while controlling for volatility.

Causeway Concentrated Equity Fund	3

We thank you for your continued confidence in Causeway Concentrated Equity Fund.

March 31, 2021

Jonathan P. Eng Portfolio Manager	Joseph Gubler Portfolio Manager	Harry W. Hartford Portfolio Manager

Sarah H. Ketterer Portfolio Manager	Ellen Lee Portfolio Manager	Conor Muldoon Portfolio Manager

Steven Nguyen Portfolio Manager	Alessandro Valentini Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

A company may reduce or eliminate its dividend, causing losses to the Fund.

4	Causeway Concentrated Equity Fund

March 31, 2021

Cumulative Inception to Date*
Institutional Class	8.01%
Investor Class	7.90%
MSCI ACWI Index (Gross)	6.81%

*	Inception is December 15, 2020.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects expense reimbursements in effect during certain periods. In the absence of such expense reimbursements, total return would be reduced. The contractual expense limits are in effect until January 31, 2022. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 28, 2021 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 1.70% and 1.95% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 0.85% and 1.10% for the Institutional Class and Investor Class, respectively. For more information, please see the prospectus.

The MSCI ACWI Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure the equity market performance of developed and emerging markets, consisting of 23 developed country indices, including the U.S, and 26 emerging market country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Concentrated Equity Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2021 (Unaudited)

Causeway Concentrated Equity Fund	Number of Shares	Value

COMMON STOCK

France — 12.0%

AXA SA	8,605	$231

Danone SA	2,217	152

Sanofi-Aventis SA	2,829	280

		663

Germany — 5.5%

RWE AG	3,546	139

SAP SE	1,366	167

		306

Italy — 2.6%

Enel SpA	14,189	141

Japan — 2.5%

Takeda Pharmaceutical Co. Ltd.	3,800	137

Netherlands — 2.4%

Akzo Nobel NV	1,199	134

South Korea — 3.5%

Samsung Electronics Co. Ltd.	2,685	193

Spain — 3.0%

CaixaBank SA	54,382	168

Switzerland — 11.0%

Novartis AG	2,637	226

Roche Holding AG	718	232

Zurich Insurance Group AG	349	149

		607

United Kingdom — 2.8%

Rolls-Royce Group PLC[1]	105,345	153

The accompanying notes are an integral part of the financial statements.

6	Causeway Concentrated Equity Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2021 (Unaudited)

Causeway Concentrated Equity Fund	Number of Shares	Value

United States — 52.4%

Aflac Inc.	2,956	$151

Alphabet Inc., Class C1	134	277

Ashland Global Holdings Inc.	3,091	274

Booking Holdings Inc.[1]	66	154

Broadcom Inc.	310	144

Carrier Global Corp.	3,754	159

Essent Group Ltd.	4,358	207

Exelon Corp.	5,678	248

Fiserv Inc.[1]	2,145	255

Hill-Rom Holdings Inc.	1,505	166

Leidos Holdings Inc.	1,291	124

Oracle Corp.	3,497	246

Quest Diagnostics Inc.	1,116	143

Sabre Corp.[1]	11,442	170

Westrock Co.	3,423	178

		2,896

Total Common Stock

(Cost $5,058) — 97.7%		5,398

Total Investments — 97.7%

(Cost $5,058)		5,398

Other Assets in Excess of Liabilities — 2.3%		129

Net Assets — 100.0%		$5,527

*	Except for share data.
1	Non-income producing security.

As of March 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended March 31, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	7

SECTOR DIVERSIFICATION

As of March 31, 2021, the sector diversification was as follows (Unaudited):

Causeway Concentrated Equity Fund	Common Stock	% of Net Assets

Information Technology	23.5%	23.5%

Health Care	21.5	21.5

Financials	16.3	16.3

Materials	10.6	10.6

Utilities	9.6	9.6

Industrials	5.7	5.7

Communication Services	5.0	5.0

Consumer Discretionary	2.8	2.8

Consumer Staples	2.7	2.7

Total	97.7	97.7
Other Assets in Excess of Liabilities		2.3

Net Assets		100.0%

The accompanying notes are an integral part of the financial statements.

8	Causeway Concentrated Equity Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY CONCENTRATED EQUITY FUND

3/31/21
ASSETS:
Investments at Value (Cost $5,058)	$5,398
Cash	137
Receivable Due from Adviser	10
Receivable for Dividends	6
Receivable for Tax Reclaims	3
Prepaid Expenses	1

Total Assets	5,555

LIABILITIES:
Payable for Professional Fees	13
Payable for Transfer Agent Fees	10
Payable for Printing Fees	3
Payable Due to Administrator	1
Payable for Shareholder Service Fees — Investor Class	—
Other Accrued Expenses	1

Total Liabilities	28

Net Assets	$5,527

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$5,125
Total Distributable Earnings	402

Net Assets	$5,527

Net Asset Value Per Share (based on net assets of $4,393,541 ÷ 406,990 shares) —Institutional Class	$10.80

Net Asset Value Per Share (based on net assets of $1,133,684 ÷ 105,045 shares) —Investor Class	$10.79

*	Except for Net Asset Value Per Share data.

Amounts designated as “—” are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	9

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY CONCENTRATED EQUITY FUND

12/15/20 to 3/31/21*
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $5)	$32

Total Investment Income	32

EXPENSES:
Transfer Agent Fees	20
Professional Fees	16
Investment Advisory Fees	12
Administration Fees	4
Printing Fees	3
Custodian Fees	2
Pricing Fees	1
Shareholder Service Fees — Investor Class	—

Total Expenses	58

Waiver of Investment Advisory Fees	(12)
Reimbursement of Other Expenses	(34)

Total Waiver and Reimbursement	(46)

Net Expenses	12

Net Investment Income	20

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	42
Net Unrealized Appreciation on Investments	340

Net Realized and Unrealized Gain on Investments	382

Net Increase in Net Assets Resulting from Operations	$402

*	Commenced operations on December 15, 2020.

Amounts designated as “—” are rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	Causeway Concentrated Equity Fund

STATEMENT OF CHANGES IN NET ASSETS (000)

CAUSEWAY CONCENTRATED EQUITY FUND

12/15/20 to 3/31/21* (Unaudited)
OPERATIONS:
Net Investment Income	$20
Net Realized Gain on Investments	42
Net Unrealized Appreciation on Investments	340

Net Increase in Net Assets Resulting From Operations	402

Net Increase in Net Assets Derived from Capital Share Transactions(1)	5,125

Total Increase in Net Assets	5,527

NET ASSETS:
Beginning of Period	—

End of Period	$5,527

*	Commenced operations on December 15, 2020.
(1)	See Note 7 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	11

FINANCIAL HIGHLIGHTS

For the Period Ended March 31, 2021 (Unaudited)

For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)		Distributions from Capital Gains ($)	Total Dividends and Distributions ($)
CAUSEWAY CONCENTRATED EQUITY FUND
Institutional
2021(1)(2)	10.00	0.04	0.76	0.80	—	(3)	—	—
Investor
2021(1)(2)	10.00	0.04	0.75	0.79	—		—	—

†	Per share amounts calculated using average shares method.
(1)	Commenced operations on December 15, 2020.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rates are for the period indicated and have not been annualized.
(3)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Concentrated Equity Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.80	8.01	4,393	0.85	3.88	1.32	8

10.79	7.90	1,134	0.97	4.00	1.20	8

The accompanying notes are an integral part of the financial statements.

Causeway Concentrated Equity Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Concentrated Equity Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on December 15, 2020. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. As of March 31, 2021, the Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

14	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and
•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

For the period ended March 31, 2021, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes — The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the

Causeway Concentrated Equity Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Expenses of the Shareholder Service Plan and Agreement for the Investor Class are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Cash – Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested earned interest and are available on the same business day.

16	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2022 to waive its fee and to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 0.85% of Institutional Class and Investor Class average daily net assets. For the period ended March 31, 2021, the Adviser waived its entire advisory fee of $12,075 and reimbursed expenses of $33,644. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the period ended March 31, 2021, the Investor Class accrued 0.12% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2021, approximately $5,400 (000) of the Fund’s net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the period ended March 31, 2021, for the Fund were as follows (000):

Purchases	Sales
$5,444	$429

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to additional risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Causeway Concentrated Equity Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have adversely affected and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of other infectious diseases.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S.

GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund.

At March 31, 2021, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$5,058	$386	$(46)	$340

7.	Capital Shares Issued and Redeemed (000)

	Period Ended March 31, 2021* (Unaudited)
	Shares	Value
Institutional Class
Shares Sold	407	$4,075

Increase in Shares Outstanding Derived from Institutional Class Transactions	407	4,075

Investor Class
Shares Sold	105	1,050

Increase in Shares Outstanding Derived from Investor Class Transactions	105	1,050

Net Increase in Shares Outstanding from Capital Share Transactions	512	$5,125

*	Commenced operations on December 15, 2020.

8.	Significant Shareholder Concentration

As of March 31, 2021, one shareholder owned 100% of the Institutional Class shares. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the

18	Causeway Concentrated Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, institutional investors and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, is party to an agreement which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 16, 2022. The proceeds from the borrowings, if any, are used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.20% per annum. As of March 31, 2021, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements.

Causeway Concentrated Equity Fund	19

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 15, 2020 to March 31, 2021).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

20	Causeway Concentrated Equity Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 12/15/20	Ending Account Value 3/31/21	Annualized Expense Ratios	Expenses Paid During Period
Causeway Concentrated Equity Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,080.10	0.85%	$2.59	*

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.69	0.85%	$4.28	**

Actual Fund Return
Investor Class	$1,000.00	$1,079.00	0.97%	$2.96	*

Hypothetical 5% Return
Investor Class	$1,000.00	$1,020.10	0.97%	$4.89	**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 107/365 (to reflect the period since inception to period end).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

Causeway Concentrated Equity Fund	21

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 10, 2020, the Trustees considered and approved an investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Concentrated Equity Fund (the “Fund”) for a two-year period beginning September 20, 2020. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust to approve the Advisory Agreement prior to the commencement of services to the Fund. The Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the Advisory Agreement was considered.

Information Received. As the Adviser has provided services to the various series of the Trust since it commenced operation in October 2001, the Board is familiar with the Adviser, its operations and personnel. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services. In addition, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the August meeting, the Trustees also received and reviewed a report prepared by Broadridge Financial Services, Inc. providing a comparison of the Fund’s proposed advisory fee and estimated expenses to the fees and expenses of a peer group of funds to assist the Board in considering the approval of the Advisory Agreement.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) model investment performance of the Adviser for the strategy to be used by the Fund, since the Adviser had not previously managed portfolios using the strategy, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds, (4) the estimated costs of the services to be provided and estimated profits or losses to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits that would be derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, general track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who would provide services to the Fund, as well as the level of attention those individuals would provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, its various administrative, legal and regulatory responsibilities, and considered the scope of the Adviser’s proposed services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefitted the Trust generally and should benefit the Fund and its shareholders.

22	Causeway Concentrated Equity Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the potential investment performance of the Fund, the Trustees reviewed the investment results of the Trust generally and the back-tested performance study of the Fund provided by the Adviser. After discussing the limitations of back-tested performance as well as the Adviser’s general investment management capabilities, the Trustees concluded that the Adviser’s record indicates that its management should benefit the Fund and its shareholders.

Third, regarding the Fund’s proposed advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s proposed advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s proposed advisory fee was 80 basis points per annum and was the same as the median for its Broadridge peer group and within the range of 65-100 basis points for the funds in its peer group. The Trustees noted that the Fund’s Institutional Class annual expense ratio, after application of the Adviser’s proposed expense limit, of 85 basis points was 10 basis points below the median of the funds in its Broadridge peer group and within the range of 74-99 basis points for the funds in its peer group.

•	The Trustees noted that the strategy to be used by the Fund is new, and that the Adviser does not have other accounts that use the strategy.

The Trustees concluded that the Fund’s proposed advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s estimated costs of providing services to the Fund and estimated profits or losses expected to be realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2020 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After consideration of these matters, the Trustees concluded that the Adviser’s estimated operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s proposed advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser would be sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted the entrepreneurial risks taken by the Adviser in forming the Fund and that, in the Fund’s early years, the Adviser may incur losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits that would be derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees,

Causeway Concentrated Equity Fund	23

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

“contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that, as was the case for the Trust generally, the primary “fall-out” benefit received by the Adviser would be research services provided by brokers to be used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser would provide to the Fund.

Approval. At the August 10, 2020 meeting, the Trustees discussed the information and factors noted above with representatives of the Adviser and considered the approval of the Advisory Agreement. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders and that the Fund’s advisory fee is reasonable and approval of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved the Advisory Agreement for a two-year period beginning September 20, 2020.

24	Causeway Concentrated Equity Fund

LIQUITY RISK MANAGEMENT PROGRAM (Unaudited)

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the Fund’s investment adviser, Causeway Capital Management LLC (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in administering the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from the Fund’s inception through December 31, 2020. During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

Causeway Concentrated Equity Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

To determine if the Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. Please read the summary or full prospectus carefully before you invest or send money. To obtain additional information including charges, expenses, investment objectives, or risk factors, or to open an account, call 1.866.947.7000, or visit us online at www.causewayfunds.com.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-008-1100

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by the report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or §240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR § 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Gracie Fermelia
Gracie Fermelia, President

Date: June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gracie Fermelia
Gracie Fermelia, President

Date: June 9, 2021

By	/s/ Eric Olsen
Eric Olsen, Treasurer

Date: June 9, 2021